UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2010

IDLE MEDIA, INC.
(Exact name of Registrant as specified in charter)

Nevada	333-156069	26-2818699
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

216 Centre Avenue
Leesport, PA 19533
(Address, Including Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code:	(484) 671-2241

________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 30, 2010, the Registrant entered into a General Conveyance,Transfer, Assignment And Bill Of Sale (the “Bill of Sale”) with Idle Media LLC (“LLC”), a Pennsylvania Limited Liability Corporation, a related-party entity, pursuant to which the Registrant acquired various Internet properties, including, but not limited to, various Uniform Resource Locators (“URLs”), source codes, domain names and other technologies and information necessary to operate the Internet Properties, (collectively the "Assets").  In exchange for the Assets, the Registrant paid consideration of US$45,000, in cash, to LLC for the following websites:

WEB PROPERTY	CASH AMOUNT PAID

Prison Block	$ 40,000
Chixr.us	$ 4,000
Tweetvibe	$ 1,000

ITEM 9.01 EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

10	General Conveyance,Transfer, Assignment And Bill Of Sale

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDLE MEDIA, INC.
(Registrant)

Signature	Title	Date

/s/ Marcus Frasier	President, CEO and Director	September 3, 2010
Marcus Frasier

/s/ Marcus Frasier	Chief Financial Officer	September 3, 2010
Marcus Frasier

/s/ Marcus Frasier	Chief Accounting Officer	September 3, 2010
Marcus Frasier